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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549








                                     FORM 8K
                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                     Date of Report (Date of earliest event
                            reported) - November 25, 1998

                                 THE JPM COMPANY
             (Exact name of registrant as specified in its charter)

      Pennsylvania                   0-27738                       23-1702908
----------------------------         -----------                  -------------
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)                 Identification
                                                                  Number


  155 North 15th Street, Lewisburg, Pennsylvania               17837
---------------------------------------------------------     ----------
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (717) 524-8225
                                                           --------------


                                      N/A
-------------------------------------------------------------------------------
  (Former name or former address, if changed since last report)




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Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  On November 12, 1998, the Company announced it had acquired 60% of AF Datalink Equipamentos de Telecomunicacao, Ltda. ("DataLink"), a Sao Paulo, Brazil based manufacturer of wire harnesses and cable assemblies for $6,000 in cash, $2,500 (256,000 shares JPMX stock) and a one-year note for $2,000. DataLink had sales of approximately $7,400 during the most recent fiscal year completed December 31, 1997 and has sales of approximately $4,000 for the nine months ended
                  September 30, 1998.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                  Not applicable.

Item 6.           Resignation of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                  Exhibits

                     99 (i). News release announcing the acquisition of AF Datalink Equipamentos de Telecomunicacao.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulations

                  Not applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE JPM COMPANY


                                                   /s/ John H. Mathias
                                                   ---------------------
                                                   John H. Mathias
                                                   Chairman and Chief Executive
                                                   Officer

Date:    November 25, 1998


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Exhibits

         99(i) News release announcing the acquisition of AF Datalink Equipamentos de Telecomunicacao.